FOR IMMEDIATE RELEASE

Core Molding Technologies Announces $7,500,000 Stock Repurchase Program

COLUMBUS, OH, March 11, 2024 – Core Molding Technologies, Inc. (NYSE American: CMT) (“Core Molding”, “Core” or the “Company”), a leading engineered materials company specializing in molded structural products, principally in building products, industrial and utilities, medium and heavy-duty truck and powersports industries across the United States, Canada and Mexico, today announced that its Board of Directors authorized a stock repurchase program of up to $7,500,000 of the Company’s issued and outstanding common stock, par value $1.00 per share.

“The combination of the Company’s operational performance and the strength of the balance sheet enables the Company to allocate capital to the repurchase of Company shares while also allocating capital to the growth of the Company,” said Core Chief Executive Officer David Duvall. “The timing of this decision is just another step in the Company’s transformation plan that started several years ago.”

Repurchases of shares of common stock under the stock repurchase program will be made in the open market and in accordance with applicable securities laws. The stock repurchase program does not obligate the Company to acquire any particular amount of common stock, and it may be suspended or terminated at any time at the Company’s discretion.

About Core Molding Technologies, Inc.

Core Molding Technologies is a leading engineered materials company specializing in molded structural products, principally in building products, utilities, transportation and powersports industries across North America. The Company operates in one operating segment as a molder of thermoplastic and thermoset structural products. The Company’s operating segment consists of one reporting unit, Core Molding Technologies. The Company offers customers a wide range of manufacturing processes to fit various program volume and investment requirements. These thermoset processes include compression molding of sheet molding compound (“SMC”), resin transfer molding (“RTM”), liquid molding of dicyclopentadiene (“DCPD”), spray-up and hand-lay-up. The thermoplastic processes include direct long-fiber thermoplastics (“DLFT”) and structural foam and structural web injection molding. Core Molding Technologies serves a wide variety of markets, including the medium and heavy-duty truck, marine, automotive, agriculture, construction, and other commercial products. The demand for Core Molding Technologies’ products is affected by economic conditions in the United States, Mexico, and Canada. Core Molding Technologies’ operations may change proportionately more than revenues from operations.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about the Company’s expectations for future periods with respect to its plans to improve financial results and the future of the Company’s end markets. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: general macroeconomic, social, regulatory and political conditions, including uncertainties surrounding volatility in financial markets; the short-term and long-term impact of the coronavirus (COVID-19) pandemic, or other pandemics in the future, on our business; changes in the plastics, transportation, marine and commercial product industries; efforts of the Company to expand its customer base and develop new products to diversify markets, materials and processes and increase operational enhancements; the Company’s initiatives to quote and execute manufacturing processes for new business, acquire raw materials, address inflationary pressures, regulatory matters and labor relations; and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including those included in the Company’s filings with the SEC. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

Company Contact
Core Molding Technologies, Inc.
John Zimmer
Executive Vice President & Chief Financial Officer
jzimmer@coremt.com

Investor Relations Contact
Three Part Advisors, LLC
Sandy Martin or Steven Hooser
214-616-2207